EXHIBIT 10.32
                                                                   -------------

                        LIQUIDATION ASSISTANCE AGREEMENT
                        --------------------------------

Liquidation Assistance Agreement ("Agreement"), dated February 23, 2001 among __________________ ("Principal"), an individual with an address at
____________________________, Superior Pharmaceutical Company, a Delaware corporation with an address at 1385 Kemper. Meadow Drive, Cincinnati, Ohio 45240 (the "Company") and RxBazaar.com, Inc., a Delaware corporation with an address at 11895 Kemper Springs Drive, Cincinnati, Ohio 45240 ("RxBazaar"; RxBazaar and the Company are sometimes referred to herein collectively as the "Debtor") and The CIT Group/Business Credit, Inc., a New York Corporation, with an address at 1211 Avenue of the Americas, New York, New York 10036 ("CIT").

                                   WITNESSETH
                                   ----------

WHEREAS, CIT, the Company and RxBazaar have entered into or are about to enter into a Financing and Security Agreement dated on or about the date hereof (the "Financing Agreement");

WHEREAS, pursuant to the Financing Agreement, the Debtor has granted to CIT a continuing general lien and security interest in all of its Accounts, Inventory, General Intangibles, Documents of Title, Other Collateral, Equipment and Real Estate (as defined in the Financing Agreement, collectively, herein the "Collateral") to secure the Obligations (as defined in the Financing Agreement);

WHEREAS, upon the occurrence and during the continuance of an Event of Default (as defined in the Financing Agreement), the Debtor, at the request of CIT, agrees to assemble and collect the Debtor of the Company and to make it available to CIT at the premises of the Debtor for the purpose of CIT's taking possession of, removing or putting the Collateral in saleable form; and

WHEREAS, to further secure the Company's Obligations to CIT, Principal, in his capacity as an officer of the Debtor agrees to assist the Company in assembling, collecting and delivering the Collateral to the premises of the Debtor in accordance with the terms of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of that are acknowledged, Principal, the Debtor and CIT agree as follows:

1. In the event CIT declares an Event of Default under the Financing Agreement and as a result thereof (a) thereafter commences to liquidate and realize upon the Collateral or (b) CIT is collecting the Accounts (in either case, a "Liquidation"), Principal agrees to use his commercially reasonable efforts to assist the Debtor and CIT in assembling, collecting and disposing of the Collateral and the Accounts for a period not to exceed the lesser of (i) six (6) months from the declaration of the Event of Default or (ii) the date upon which CIT has liquidated the Collateral (as determined by CIT in its reasonable discretion), so long as (x) Principal is continuing to be paid his standard compensation and receive his standard benefits from the Debtor (provided that such compensation and benefits are commercially reasonable and in accordance with the Debtor's past practices) and (y) the Debtor and/or CIT (and, not the Principal) pay any and all expenses necessary to accomplish the foregoing. Principal and the Debtor shall use their commercially reasonable
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efforts to obtain sales of the Collateral at commercially reasonable prices and terms and to collect Accounts at their full face value. CIT shall have the right to terminate the activities of Principal or the Debtor described above at any time, for any reason, with or without cause.

2. Upon the commencement of a Liquidation, all monies (other than those appropriate to operate the Debtor, as mutually determined by the Debtor and CIT) received by either Principal or the Debtor shall be immediately applied to the Obligations, except as otherwise required by law; it being understood, however, that Principal does not control the activities of the Debtor.

3. With respect to the disposition of the Collateral or the collection of Accounts, all efforts shall be undertaken in the name of Principal and the Debtor and not in the name of CIT. Principal and the Debtor agree that they shall not hold themselves out as, or represent that they are, agents of CIT. Neither Principal nor the Debtor shall have the authority to bind CIT except as such specific authority as CIT may grant in writing from time to time.

4. The Debtor agrees that it shall be solely responsible for all reasonable legal and appraisal costs and expenses, including all professional fees, court costs, and other costs incurred in connection with the disposition of the Collateral or the collection of the Accounts. From time to time, as reasonably requested by CIT, Principal and the Debtor shall submit to CIT statements showing the amount of payments received with respect to the collection and disposal efforts outlined in this Agreement.

5. The Debtor acknowledges that CIT, in making and extending financial accommodations to the Company, relied upon the terms of this Agreement. The Debtor acknowledges that CIT has a contractual right to rely, and is relying, upon Principal to cooperate with the Debtor in performing his obligations under this Agreement. The Debtor represents and acknowledges to CIT that in the event Principal breaches the terms of this Agreement, CIT will be damaged. The Debtor hereby assigns to CIT all claims, causes of action, and rights to pursue remedies that the Debtor may have against Principal by reason of Principal's breach of this Agreement.

6. The Debtor hereby indemnifies and holds harmless CIT from any and all costs, expenses, damages and liabilities that have been or in the future might be suffered or incurred as a result of or arising out of any negligent, wrongful or improper action or omission in connection with the collection of amounts owed under the Financing Agreement.

7. The Principal hereby indemnifies and holds harmless CIT from any and all costs, expenses, damages and liabilities that might be suffered or incurred as a result of or arising out of Principal's breach of his obligations under this Agreement so long as CIT has provided Principal with written notice of such breach within ten (10) days of such breach and Principal is given ten (10) days from his receipt of such notice to cure such breach.

8. Principal and the Debtor agree (a) that, except as to CIT's successors and assigns, this Agreement is not intended for and shall not be construed for the benefit of any party not a signatory hereto; (b) that this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and no modification or waiver shall be effective unless in writing and signed by the party to be charged; (c) the inapplicability or unenforceability of any provision of this Agreement shall not limit or

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impair the operation or validity of any provision of the Agreement; and (d) this
Agreement shall be binding upon, and inure to the benefit of the respective successors and assigns of the parties hereto.

9. In the event of any inconsistency between the terms of this Agreement and the terms of the Financing Agreement, the terms of the Financing Agreement shall govern.

10. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York.

11. This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

IN WITNESS WHEROF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first written above.

                                            -------------------------


                                            RXBAZAAR.COM, INC.

                                            By: /s/ C. Robert Cusick
                                                --------------------------------
                                            Print Name: C. Robert Cusick
                                                        ------------------------
                                            Title: Executive Vice President
                                                   -----------------------------

                                            THE CIT GROUP/BUSINESS CREDIT, INC.

                                            By: /s/ Ian Brown
                                                --------------------------------
                                            Print Name: Ian Brown
                                                        ------------------------
                                            Title: Vice President
                                                   -----------------------------




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